                                                                    EXHIBIT 10.5

                     SECOND AMENDMENT AND WAIVER AGREEMENT
                     -------------------------------------

     SECOND AMENDMENT AND WAIVER AGREEMENT (this "AGREEMENT") dated as of July 3rd, 1995 by and among (1) Xomed Surgical Products, Inc., formerly known as Merocel/Xomed Holdings, Inc. ("HOLDINGS"), (2) Merocel Corporation ("MEROCEL"),
(3) Xomed, Inc., formerly known as Xomed-Treace, Inc. ("XOMED"), (4) Xomed-Treace, P.R. Inc. ("XOMED P.R." and, together with Holdings, Merocel and Xomed, collectively, the "BORROWERS" and each, singularly, a "BORROWER"), (5) Bank of Boston Connecticut ("BKBCT"), Chemical Bank, Bank of Scotland and Internationale Nederlanden (U.S.) Capital Corporation as banks (collectively, the "BANKS" and individually, a "BANK"), and (6) BKBCT as agent (the "AGENT") for the Banks, with respect to a certain Credit Agreement dated as of April 15, 1994 by and among the Borrowers, the Banks and the Agent, as amended by a certain First Amendment Agreement dated as of June 24, 1994 and an Amendment and Waiver Agreement dated as of March 31, 1995 (collectively, the "CREDIT AGREEMENT").


                             W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Banks made loans to the Borrowers; and

     WHEREAS, the Borrowers have requested that the Banks and the Agent amend certain terms and conditions of the Credit Agreement; and

     WHEREAS, on June 9, 1995 Holdings changed its name from Merocel/Xomed Holdings, Inc. to Xomed Surgical Products, Inc. (hereinafter referred to as "XOMED SURGICAL"); and

     WHEREAS, on June 5, 1995 Xomed changed its name from Xomed-Treace, Inc. to Xomed, Inc. (hereinafter referred to as "NEW XOMED"); and

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated June 29, 1995 (the "PURCHASE AGREEMENT") between New Xomed and Microtek Medical, Inc. ("MICROTEK"), New Xomed desires to sell certain of the Collateral owned by New Xomed as more particularly described on Schedule 1 attached hereto
                                        ----------
(collectively, the "XOMED ASSETS") to Microtek in exchange for (i) the payment by Microtek to New Xomed of an amount equal to $1,325,000, (ii) Microtek's execution and delivery of three (3) promissory notes in the amounts of $1,125,000, $100,000 and $100,000, respectively (collectively, the "PLEDGED NOTES") and (iii) the transfer by Microtek of certain of its personal property assets as more particularly described on Schedule 2 attached hereto
                                         ----------
(collectively, the "MICROTEK ASSETS"); and

     WHEREAS, the terms of the Loan Documents restrict Xomed Surgical and New Xomed from changing their respective names; and
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                                      -2-


     WHEREAS, the terms of the Loan Documents also restrict New Xomed from selling any Collateral, including, without limitation, the Xomed Assets; and

     WHEREAS, Borrowers have requested that the Banks and the Agent waive the above referenced restrictions and release the Agent's security interest in and lien on the Xomed Assets, all subject to the terms and conditions set forth herein; and

     WHEREAS, the Banks and the Agent are willing to (i) amend certain terms and conditions of the Credit Agreement, (ii) waive such restriction on the change of names of each of Xomed Surgical and New Xomed, (iii) waive such restrictions on the sale of the Xomed Assets and (iv) release the Agent's security interest in and lien on the Xomed Assets, all on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.     DEFINITIONS. Capitalized terms used herein without definition
               -----------
that are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.     RATIFICATION OF EXISTING AGREEMENTS. All of the Borrowers'
               -----------------------------------
obligations and liabilities to the Banks and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.     REPRESENTATIONS AND WARRANTIES. All of the representations and
               ------------------------------
warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that any of such representations and warranties relate expressly to an earlier date.

     (S)4.     WAIVERS. Subject to the satisfaction of the conditions set forth
               -------
below, the Banks and the Agent waive these Events of Default that occur under
Section 9.5 of the Credit Agreement as a result of the sale by New Xomed of the Xomed Assets and under Section 4(c) of the Security Agreement as a result of the change of names of each of Xomed Surgical and New Xomed; provided, that
                                                         --------
the Agent shall release its security interest in and lien on the Xomed Assets only upon the fulfillment by the Borrowers of all of the terms and conditions contained herein and upon the Agent's receipt of a fully perfected first priority security interest in and to the Microtek Assets. The waivers set forth in this (S)4 shall be effective only for those Events of Default contained in
Section 9.5 of the Credit Agreement and Section 4(c) of the Security Agreement as specified in the preceding sentence occurring on or before the date hereof and such waiver shall not entitle the Borrowers to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of an Event of Default after the date hereof, or if an Event of Default has occurred and is continuing on the date hereof that is not set forth herein, the Agent, upon the request of the Majority Banks, shall be free in its sole and absolute discretion to accelerate the payment in full of the Borrowers' indebtedness to the Banks and the Agents under the Credit Agreement and the other Loan Documents, and each Bank, with the consent of the Majority Banks, and the Agent, upon the request of the Majority Banks, may proceed to enforce any or all of such Bank's and the Agent's, as applicable, rights under or in respect of the Credit Agreement, the Notes and the other Loan Documents and applicable law.

     (S)5.     AMENDMENTS TO THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.
               -----------------------------------------------------------

               (a)  References to Holdings.  The parties hereto agree that all
                    ----------------------
existing references in the Credit Agreement and the other Loan Documents to "Holdings" or "Merocel/Xomed Holdings, Inc." shall hereinafter refer to "Xomed Surgical" and "Xomed Surgical Products, Inc." respectively, and all existing references in the Credit Agreement and the other Loan Documents to "Xomed" and "Xomed-Treace, Inc." shall hereinafter refer to "New Xomed" and "Xomed, Inc." respectively. All references to "Holdings," "Merocel/Xomed Holdings, Inc.," "Xomed" and "Xomed-Treace, Inc." in the Credit Agreement and Loan Documents shall be read consistent with this Section 5(a).

               (b)  Preamble. The Preamble to the Credit Agreement is hereby
                    --------
amended in its entirety to read as follows:

                    "This CREDIT AGREEMENT is made as of the 15th day of April,
               1994, by and among MEROCEL CORPORATION ("Merocel"), XOMED, INC (formerly known as XOMED-TREACE, INC.) ("New Xomed"), XOMED-TREACE, P.R. INC. ("Xomed P.R.") and XOMED SURGICAL PRODUCTS, INC. (formerly known as Merocel/Xomed Holdings, Inc.) ("Xomed Surgical" and, together with Merocel, New Xomed and Xomed P.R., the "Borrowers" and each, singularly, a "Borrower"), each a Delaware corporation having its principal place of business at 950 Flanders Road, Mystic, Connecticut 06355, and BANK OF BOSTON CONNECTICUT and the other lending institutions listed on Schedule
                                                                        --------
               1 attached hereto (collectively, the "Banks") and BANK OF BOSTON
               -

          CONNECTICUT as agent for itself and the other Banks (in such capacity, the "Agent")."

          (c)  Amendment to Schedule 2. The definition of "Security Documents"
               ------------------------
appearing on Page 14 of Schedule 2 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Security Documents. The Security Agreement, the Mortgages, the
           -------------------
     Collateral Assignment of Leases, Rentals and Property Income, the Patent Assignments, as amended, the Trademark Assignments, as amended, the Merocel Stock Pledge Agreement, the Stock Pledge Agreement, the Note Pledge Agreement, the Subsidiary Guaranties and the Subsidiary Security Agreements."

          (d)  Amendment to Schedule 2. The following new definition is hereby
               ------------------------
added to Schedule 2 of the Credit Agreement:
         ----------

          "Note Pledge Agreement. The Note Pledge Agreement dated July 3, 1995,
           ----------------------
     between New Xomed and the Agent, in form and substance satisfactory to the Banks and Agent."

          (e)  Amendment to Schedule 9.3. The word "None" under the heading
               --------------------------
"Xomed-Treace, Inc." on Schedule 9.3 of the Credit Agreement is hereby deleted
                        ------------
and the following substituted therefor:

          "Those certain Promissory Notes each executed and delivered by Microtek Medical, Inc. in favor of Xomed, Inc. dated July 3, 1995 in the amounts of $1,125,000, $100,000 and $100,000, respectively."

     (S)6.  AMENDMENTS TO THE SECURITY DOCUMENTS.
            ------------------------------------

          (a)  Amendment to Schedule 2 to the Security Agreement. At such
               --------------------------------------------------
     time as all of the terms and conditions of this Agreement are met, Schedule
                                                                        --------
     2 of the Security Agreement is hereby amended as described on Schedule 3
     -                                                             ----------
     attached hereto.

          (b)  Amendment to Schedule 4 to the Security Agreement.
               --------------------------------------------------
     Schedule 4 of the Security Agreement is hereby amended by adding those
     ----------
     locations described on Schedule 4 attached hereto.
                            ----------

          (c)  Amendment to Schedule A to the Xomed Patent Assignment.  At such
               -------------------------------------------------------
     time as all of the terms and conditions of this Agreement are met, Schedule
                                                                        --------
     A of the Xomed Patent Assignment is hereby amended as described on Schedule
     -
     5 attached hereto.
     ----------

          (d)  Amendment to Schedule A to the Xomed Trademark Assignment.
               ----------------------------------------------------------
At such time as all of the terms and conditions of this Agreement are met, Schedule A as well as the Annex to Exhibit 1 of the Xomed Trademark
         ----------                         ---------
Assignment are each hereby amended as described on Schedule 6 attached hereto.
                                                   ----------

     (S)7.  CONDITIONS PRECEDENT. The effectiveness of the amendments and
            --------------------
waiver contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

     (a)  Representations and Warranties. All of the representations and
          ------------------------------
warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in
(S)3 hereof.

     (b)  Delivery. The parties hereto shall have executed and delivered this
          --------
Agreement in form and substance satisfactory to the Banks and the Agent.

     (c)  Fees and Expenses. The Borrowers shall have paid all fees and
          -----------------
expenses incurred by the Banks and Agent in connection with this Agreement and the other Loan Documents on or prior to the date hereof.

     (d)  Microtek Assets. New Xomed shall have taken title to the Microtek
          ---------------
Assets free and clear of any and all liens and security interests other than those liens and security interests in favor of Chemical Bank.

     (e)  Xomed Asset Proceeds. New Xomed shall have paid $1,325,000 to the
          --------------------
Agent, on behalf of the Banks, to be applied to the outstanding principal amount of the Term Loan in accordance with the provisions of Section 4.3(d) of the Credit Agreement.

     (f)  Note Pledge Agreement. New Xomed shall have executed and delivered the
          ---------------------
Note Pledge Agreement to the Agent and shall have delivered and properly endorsed the original Pledged Notes (as defined in the Note Pledge Agreement) to the Agent.

     (S)8.  ADDITIONAL COVENANTS. Without any prejudice or impairment
            --------------------
whatsoever to any of the Banks' and/or Agent's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Notes or in any of the other Loan Documents, the Borrowers additionally covenant and agree with the Banks and Agent as follows:

          (a) The Borrowers shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Notes and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

               (b) On or before July 15, 1995, each of Xomed Surgical and New Xomed shall execute and deliver all UCC-3 financing statements and all other documents and agreements required by the Agent to continue to maintain the Agent's properly perfected first priority security interest in and lien on the Collateral.

               (c) On or before July 31, 1995, New Xomed shall execute and deliver, or cause to be executed and delivered, all documents and agreements required by the Agent to enable the Agent, on behalf of the Banks, to acquire a fully perfected first priority security interest in and lien on the Microtek Assets free and clear of any and all liens and encumbrances whatsoever, including, without limitation, those liens in favor of Chemical Bank. Contemporaneously therewith, the Agent shall execute such documents and agreements as required to release its lien on and security interest in the Xomed Assets.

               (d) The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Agent and/or Banks may reasonably request, in each case further to effect the purposes of this Agreement, the Credit Agreement, the Notes and the other Loan Documents.

                    Each of the Borrowers expressly acknowledges and agrees that any failure by any Borrower to comply with the terms and conditions of this (S)8 or any other provisions contained in this Agreement shall constitute an Event of Default under the Credit Agreement.

     (S)9.     EXPENSES. The Borrowers agree to pay to the Agent and the Banks
               --------
upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent and/or Banks in connection with the preparation of this Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including commercial examiner fees and legal fees and disbursements) hereafter incurred or sustained by the Agent and/or Banks in connection with the administration of credit extended by the Banks and the Agent to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Credit Agreement, the Notes or the other Loan Documents or in respect of any of the Borrowers' other obligations to the Banks and/or the Agent.

     (S)10.    NO WAIVER BY BANKS AND/OR AGENT. Except as otherwise expressly
               -------------------------------
provided for herein, nothing in this Agreement shall extend to or affect in any way any of the Borrowers' obligations or the Agent's or any Bank's rights and remedies arising under the Credit Agreement, the Notes or the other Loan Documents, and neither the Agent nor any Bank shall be deemed to have waived any or all of the Agent's and/or such Bank's rights or remedies with respect to any Event of Default (other than an Event of Default arising under the Credit

Agreement as described in (S)4 hereof and then only to the extent set forth in
(S)4 hereof) or event or condition which, with notice or the lapse of time, or both would become an Event of Default and which upon the Borrowers' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

     (S)11.    MISCELLANEOUS PROVISIONS.
               ------------------------

               (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

               (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

               (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                                        XOMED SURGICAL PRODUCTS, INC.
                                        (formerly known as Merocel/Xomed
                                        Holdings, Inc.)

                                           /s/ Mark K. Adams
                                        By:____________________________

                                           Its President

                                        MEROCEL CORPORATION

                                           /s/ Mark K. Adams
                                        By:____________________________

                                           Its President

                                        XOMED, INC.
                                        (formerly known as Xomed-Treace, Inc.

                                           /s/ Mark K. Adams
                                        By:____________________________

                                           Its President


                                        XOMED-TREACE, P.R. INC.

                                           /s/ Mark K. Adams
                                        By:____________________________

                                           Its President


                                        BANK OF BOSTON CONNECTICUT,
                                         Individually and as Agent

                                           /s/ Garth J. Collins
                                        By:____________________________
                                           Garth J. Collins
                                           Its Vice President


                                        CHEMICAL BANK

                                           /s/ Elizabeth Bhuchalski
                                        By:____________________________

                                           Its Vice President

                                        BANK OF SCOTLAND

                                           /s/ Elizabeth Wilson
                                        By:____________________________

                                           Its Vice President and
                                           Branch Manager

                                        INTERNATIONALE NEDERLANDEN
                                        (U.S.) CAPITAL CORPORATION

                                           /s/ Authorized Signatory
                                        By:____________________________

                                           Its

The undersigned Guarantor
acknowledges and accepts the
foregoing and ratifies and confirms
its obligations under its
Unlimited Guaranty:


MEROCEL FOREIGN SALES
CORP.

   /s/ Mark K. Adams
By:_________________

   Its President